As filed with the Securities and Exchange Commission on October 19, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2006


                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            1-15202                   22-1867895
   --------                            -------                   ----------
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                      Number)               Identification No.)


          475 Steamboat Road, Greenwich, CT                  06830
          ---------------------------------                  -----
       (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code:   (203) 629-3000
                                                         --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

     W. R. Berkley Corporation (the "Company") will cause to be redeemed all outstanding 8.197% Capital Securities (CUSIP No. 084498 AB 0) of W. R. Berkley Capital Trust on December 15, 2006 (the "Redemption Date") at a redemption price equal to $1,000 per $1,000 liquidation amount of the capital securities, together with accrued and unpaid distributions on the capital securities to the Redemption Date. The Bank of New York will act as Paying Agent. Redemptions will be made upon the presentation and surrender of the capital securities to the Paying Agent by mail, by hand or by overnight delivery at The Bank of New York, Corporate Trust Operations, 111 Sanders Creek Parkway, East Syracuse, New York 13057.

     In connection with the redemption of the W. R. Berkley Capital Trust capital securities, the Company will prepay all of its outstanding $210 million 8.197% Junior Subordinated Debentures due 2045 on the Redemption Date at par plus accrued interest to the Redemption Date. The proceeds from the prepayment of the debentures will be used by W. R. Berkley Capital Trust, the sole holder of the debentures, to redeem its aforementioned capital securities.

     Reference is made to the press release of the Company relating to the announcement of the redemption. The press release was issued on October 18, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

     99.1  Press Release, dated October 18, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            W. R. BERKLEY CORPORATION


                                            By: /s/ Eugene G. Ballard
                                                --------------------------------
                                                Name:   Eugene G. Ballard
                                                Title:  Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer


Date:  October 19, 2006

                                  EXHIBIT INDEX


Exhibit:
-------

99.1           Press Release dated October 18, 2006